Management Presentation NOVEMBER 6, 2018 1

Important Disclaimer This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate the O-Tex cementing business with our own; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by our customers; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure by one or more of our significant customers to amounts when due, or at all; changes in customer requirements in markets or industries we serve; costs, delays, compliance requirements and other difficulties in executing our short-and long-term business plans and growth strategies; the effects of recent or future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; adverse weather conditions in oil or gas producing regions; the loss of, or interruption or delay in operations by, one or more of our key suppliers; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the effect of new or existing regulations, industry and/or commercial conditions on the availability of and costs for raw materials, consumables and equipment; the loss of, or inability to attract, key management personnel; a shortage of qualified workers; damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our new credit facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of September 30, 2018 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes consolidated Adjusted EBITDA and Adjusted Net Income, all of which are measures not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slides 26 & 27 for a reconciliation of net income (loss) to each of Adjusted Net Income (loss) and Adjusted EBITDA. Segment Adjusted EBITDA: Adjusted EBITDA at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed pursuant to ASC 280, Segment Reporting. Certain Definitions: We calculate “margin %” as the specified metric divided by revenue. 2

Why Invest in C&J Energy Services?

Diversified, New Well Focused Service Provider… 3Q’18 Revenue: $568 Million Committed to Safety Strong Focus on Quality Management and Quality and Safety Record Fluids Management New Well Specialized Completions, Well Rig Services 6% Focused Services Construction & Intervention Services 12% Scalable Footprint, Active in Geographic Diversity Most U.S. Land Basins Fracturing 44% Cementing 12% Focused on Generating Allocating Capital to Maximize Shareholder Returns Value for Our Shareholders 5% Diversity of Service Lines Coiled Tubing Consistent Growth Supports Sustainable Growth Other 1% Completions Standardized Equipment Leads to 20% Focused on Execution Best-In-Class Service Quality Wireline & Pumping Technology Enhanced R&T Focused on Safety, Efficiencies 82% of Revenue from New Well Focused Services Efficiencies and Profitability 4

…with a Leading Presence in the Most Active U.S. Basins(1) Operating Footprint Revenue by Basin 5% 11% 40% 10% 11% 23% C&J Energy Services Assets West Texas South Texas / East Texas Rockies / Bakken California ● Purposely focused on U.S. onshore market and well positioned for future activity growth Mid-Continent Northeast 1. Based on internal market assessment as of September 30, 2018. 5

We Create Value for Our Shareholders Objectives Strategies Results ● Safe, high-quality and reliable service that demands a higher Price Structure margin because we can reduce customer total well cost Attractive Margins Reflects Value ● Built-for-purpose, well maintained quality equipment Across All Service We Provide Lines to Customers ● Partner with efficient customers using dedicated fleets to maximize utilization ● Equipment designed for lowest cost of ownership Lower Costs to ● Invest in value-add technologies that increase safety, efficiencies Significant Operating Improve Profitability and profitability Leverage ● Optimize supply chain through strategic partnerships ● Deploy capital to highest cycle returns and shortest payback periods Allocate Capital to ● Consider both internal investments and external opportunities Returns Above Our Higher Return Cost of Capital, Strong ● Eliminate underperforming businesses Projects Balance Sheet ● “Deploy or Return” philosophy focused on long-term value creation Committed to Creating Long-Term Shareholder Value 6

Disciplined Capital Deployment is Key to Sustainable Returns ● Operating segments compete for capital based on returns Balanced Capital ● Capital deployed with clear visibility on revenue generation Expenditures ● Flexibility to divert or suspend in changing markets ● Continuous drive to improve our cost structure Prudent Strategic ● Balance returns vs. longer payback periods Initiatives ● Build businesses that drive long-term free cash flows ● Monetize or shut-down dilutive business lines Sensible Portfolio Management ● M&A strategy focused on acquiring accretive businesses Prioritize Generating ● $1.4Bn of NOLs provide tax free returns Best Returns ● $150 million stock buyback program Maximizing Shareholder Returns 7

Diversified Customer Base Diverse Customer Base ─ No Individual Why Customers Choose C&J? Exposure Greater than 10% of 2017 Revenues Reputation for Safety and Service Quality High Quality Assets and Execution Service Line and Geographic Diversity Value-Added Technology Logos from next few pages Recent Customer Award Congratulations to C&J Well Services, Inc. 2017 Top Business Partner V&V Conformance 8

Our Service Lines

3Q'18 Financial Highlights & Market Conditions

Market Conditions

- Year-over-year revenue and Adjusted EBITDA[1] increased 28% and 66%, respectively; however, results declined sequentially mostly due to lower utilization in our Fracturing business
- Fracturing utilization declined ~10% q-o-q due to West Texas takeaway constraints and customer budget exhaustion
- Wireline and Pumping utilization eventually declined in September due to industry wide frac delays
- Customer demand for our Cementing business remained steady due to stable drilling rig count
- Demand for large diameter coiled tubing remained strong
- Deployed more workover rigs and fluid trucks as demand continued to improve in our Well Support Services segment

Consolidated Revenue

($ in millions)


$443
$492
$553
$611
$568
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Consolidated Adjusted EBITDA[1]

($ in millions)


Margin (%)
10%
12%
13%
14%
13%
$44
$57
$74
$88
$73
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Consolidated Adjusted Net Income[2]

($ in millions)


$11
$20
$27
$34
$11
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

1. See slide 26 for a reconciliation of net income (loss) to Adjusted EBITDA.
2. See slide 27 for a reconciliation of net income (loss) to Adjusted net income (loss).

C&J ENERGY SERVICES

10

Completion Services Segment Overview

3Q'18 Highlights

- Segment revenue increased 21% year-over-year to $373.3 million, but decreased 10% sequentially
- Segment Adjusted EBITDA increased 7% year-over-year to $66.1 million, but decreased 21% sequentially
- Compared to 2Q'18, segment revenue and profitability were negatively affected by lower frac utilization, partially offset by more regional sand pumped and additional cost control implementation
- Fracturing revenue increased 17% year-over-year to $251.5 million, but decreased 13% sequentially
- Compared to 2Q'18, customer demand declined creating activity gaps that negatively affected our frac calendar
  - Two horizontal frac fleets idled and reduced headcount accordingly
- Wireline and Pumping revenue increased 26% year-over-year to $112.8 million, but decreased 2% sequentially
- Wireline and Pumping demand started 3Q'18 strong, but industry wide frac delays eventually caused utilization to fall in September

Reported Segment Revenue

($ in millions)



$309
$343
$374
$413
$373
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Reported Segment Adjusted EBITDA

Margin (%)

($ in millions)



20%
$62
21%
$73
22%
$81
20%
$83
18%
$66
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

C&J ENERGY SERVICES

11

Hydraulic Fracturing Is Our Biggest Business Line

2018 Strategy and Reactivation Plan

- Focused on committed customers who appreciate the value we provide
- Best-in-class execution and technology enhanced efficiencies attract "blue-chip" customers
- Will redeploy frac fleets when customer demand increases and targeted returns and payback periods can be achieved



Active Horizontal Equivalent Fleets[1]


10
15
16
18
17
YE'16
YE'17
1Q'18
2Q'18
3Q'18

Frac Revenue

($ in millions)


$216
$247
$269
$289
$252
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

1. Represents exit rate for stated period.

C&J ENERGY SERVICES

12

A Proven Market Leader in Wireline & Pumping

Casedhole Solutions

Leading Position
- The #1 service provider and market leader[1]
- Introduced advance pressure control and greaseless cable systems

Scalable Footprint
- Established in most U.S. basins
- Large and diversified group of customers (over 300+)

Attractive Returns Profile
- One of our most profitable businesses – strong profitability and incremental margins
- Targeting mid-cycle margins in the low to mid 30% range
- Favorable incremental margins resulting in payback period of less than a year

Research & Technology Advantage
- In-house manufacturing and technology provide value-added innovation
- Lower cost perf guns and switches substantially increase wireline profitability
- New perf gun design and "quick connect" technologies increase efficiencies and safety



Equipment Summary[2]	Wireline	Pumping
Active	70	81
Available Capacity	54	-
Total	124	81

Wireline & Pumping Revenue

($ in millions)



$90
$93
$100
$115
$113
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

1. Based on internal market assessment as of September 30, 2018.
2. As of September 30, 2018.

C&J ENERGY SERVICES

13

Well Construction & Intervention Services Segment Overview

3Q'18 Highlights

- Segment revenue increased 167% year-over-year to $95.7 million largely due to the O-Tex Pumping acquisition in November 2017, but decreased 4% sequentially
- Segment Adjusted EBITDA increased 129% year-over-year to $17.1 million due to O-Tex, but decreased 13% sequentially
- Compared to 2Q'18, revenue and profitability were affected by lower utilization and resource constraints in Cementing and unexpected downtime and weather in Coiled Tubing
- Continued to transition people and equipment to new cementing facility in West Texas to better serve Delaware Basin customer base
- Demand for large diameter coiled tubing remained strong throughout 3Q'18
- Downtime on three large diameter coiled tubing units and inclement weather in South Texas in September caused activity levels to decline
- All large diameter units working in October

Reported Segment Revenue

($ in millions)



$36
$56
$87
$99
$96
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

Reported Segment Adjusted EBITDA

Margin (%)

($ in millions)



21%
17%
18%
20%
18%
$7
$10
$16
$20
$17
3Q'17
4Q'17
1Q'18
2Q'18
3Q'18

C&J ENERGY SERVICES

14

Expanding Presence in Cementing and Coiled Tubing

Market Position
- 4th largest provider of cementing services in U.S. land with purchase of O-Tex Pumping[1]
- A market leader in high spec coiled tubing[1]
- All 2⅜ and 2⅝ coil units are fully utilized

Scalable Footprint
- 2nd largest cementer in the Permian Basin[1]
- Actively adding capacity into Delaware Basin
- Added two newbuild 2⅝" coil units late 2Q'18

High-Quality Assets
- Advanced cementing fleet with bulk plants and in-house lab capabilities
- 13 large diameter (≥2⅜") coil units capable of supporting depths of up to 25,000 feet

Attractive Financials
- Targeting more profitable long lateral cementing work
- Tight marketplace with increasing margins on large diameter coil jobs

Compelling Returns Profile
- Targeting mid-cycle margins in the mid to high 20% range resulting in quick paybacks
- High barriers to entry and longer asset lifecycle provides attractive cash flow generation


C&J ENERGY SERVICES
O-TEX CEMENTING
50 BBL

Equipment Summary[2]	Cementing	Coiled Tubing
Active	70	16
Available Capacity	45	30
Total	115	46



1. Based on internal market assessment as of September 30, 2018.
2. As of September 30, 2018.

C&J ENERGY SERVICES

15

Well Support Services Segment Overview 3Q’18 Highlights Reported Segment Revenue ● Segment revenue was essentially flat year-over-year ($ in millions) and sequentially at $99.0 million $98 $99 $99 ● Segment Adjusted EBITDA increased over 12x year- $92 $91 over-year to $10.8 million, but decreased 1.3% sequentially ● Segment results improved as we deployed more assets into service and continued to raise pricing, which was partially offset by: ● downtime during 4th of July holiday week 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 ● project start-up costs on work won in late 2Q’18 in California and West Texas Reported Segment Adjusted EBITDA Margin (%) ● inclement weather in South Texas and the Mid- ($ in millions) Continent in September ● Exited 3Q’18 with highest deployed workover rig count 11% 11% and day rate of 2018 after deploying more rigs $11 $11 primarily in California and West Texas 6% 3% ● Special Services revenue and profitability remained $5 1% strong due to increased plug and abandonment $3 activity in our Rig Services business $1 ● Deployed more fluids trucks in California but activity 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 levels were negatively impacted by inclement weather in September in Texas and the Mid-Continent 16

Established Provider of Well Support Services ● Top 2 well services company in the U.S. Market (1) Position with a proven brand name ● Top 10 customers are majors and large independents – recurring and stable Diversified ● Strong operating presence in California, Footprint & Rockies, Permian and South Texas Scale ● ~62% class 4+ rigs capable of the most complex jobs (3) Attractive ● Improved to double-digit segment Adjusted Equipment Summary Rigs Trucks SWDs Financial EBITDA generation in 2Q’18 Active 145 646 23 ● Limited capital investment needed to drive Returns Idle & Stacked 197 342 - cash flow improvement Total 342 988 23 A Leading Provider of Service Rigs(1)(2) 364 ✓ #2 rig position in the U.S. Total Service Rigs ✓ Over 62% of the rig fleet is 227 high-spec Capable of HZ Services KEG CJ BAS SPN Forbes PES Ranger Nine Conventional High Spec 1. Based on internal market assessment as of September 30, 2018. 2. Conventional rigs: 100 – 400 HP rigs; High Spec: 400+ HP. 3. As of September 30, 2018. 17

Technology Innovation Drives Higher Margins

Research and Technology Initiatives Focused on Increasing Safety, Efficiencies and Profitability

Significant Savings YTD

- ~$18 million of savings to operations and 3rd party sales, vs. ~$8 million for all of 2017
- ~$4.1 million less capex for frac refurbishments with our proprietary MDT controls

C&J Frac Pump Warm Start System



Reduced Operation Cost

- Warm start being installed on all refurbished pumps
  - Based on proprietary MDT controls
  - Allows frac pumps to be shut down between stages
  - Reduces engine hours, maintenance and emissions

C&J Advanced Pressure Control Equipment



Operational Efficiency & Safety

- Remote operated wellhead connection and ball drop system for Wireline operations
  - C&J proprietary ball drop system
  - Hydraulic quick connect for wireline lubricator increases efficiency
  - Eliminates safety hazard for crew

C&J Perforating Leadership



Game Changer Gun System

- Revolutionary portless gun system
  - Improved Reliability – Eliminates ~60% of misruns
  - Increased Efficiency – Quicker and easier to connect and deploy
  - Uses C&J proprietary addressable switch
  - Achieved milestone of one million addressable switches sold

C&J ENERGY SERVICES

18

Continued Focus on Rightsizing Cost Structure SG&A Expense D&A Expense ($ in millions) ($ in millions) $61 $68 $66 $54 $60 $60 $46 $40 $50 $36 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 3Q’18 Highlights 4Q’18 Cost Guidance ● SG&A expense decreased ~16% year-over-year and ● SG&A expense to range between $50MM – $55MM sequentially to $49.9MM ● D&A expense to range between $63MM – $68MM ● R&D expense decreased ~23% year-over-year and ● Large NOL position, expecting 0% effective tax rate sequentially to $1.3MM ● Capital expenditures decreased 5% sequentially and will decline in 4Q’18 with revised 2018 capex budget 19

Strong Capital Structure and Reasonable Growth Plan

No Leverage and Ample Liquidity


($ in millions)
$414
$326
$88
Proforma 3/31/18
$466
$356
$110
6/30/2018
$393
$317
$76
9/30/2018
Cash
ABL Availability

- One of the strongest balance sheets in the sector
- C&J has a strong liquidity position to fund organic growth objectives and potential accretive bolt-on acquisitions
- As of 9/30/18, excluding letters of credit, we had no outstanding borrowings under our asset based credit facility
- Purchased ~$20.3MM, or ~993,000 shares, of C&J common stock during the third quarter
- ~$1.4Bn of NOLs represents substantial value with potential incremental FCF impact of almost $300MM

2018 Capital Budget & Highlights[1]


Maintenance
32%
Fracturing Fleet Reactivations
32%
36%
Growth

- 2018 capital expenditures now expected to range between $315MM – $325MM; reduced 27% from the mid-point
- ~$180MM – $185MM relates to our Fracturing business
  - ~$120MM for refurbishment of four horizontal fleets, plus tier 2 pumps for newbuild fleet deployed late March 2018
- ~$135MM – $140MM for all other service lines with majority for non-frac growth and maintenance

1. Growth includes all newbuild and refurbishment capex for all non-frac service lines, sand logistics, R&T and corporate. Does include frac newbuild costs incurred in 2018 for fleet of Tier II pumps deployed in March 2018.

C&J ENERGY SERVICES

20

C&J Tenants: The Differentiated U.S. Oilfield Services Company Leading Diversified Focused on Quality, Safe 1 2 Service Provider in most and Reliable Execution U.S. Land Basins Established and Growing Modern, High-Quality Relationships with 3 Asset Base 4 “Blue-Chip” Customer Base Operating Model Focused Capitalized for Growth – on Durable Returns and Low Leverage and Ample 5 6 Delivering Value to Liquidity Shareholder Committed to Creating Long-Term Shareholder Value 21

APPENDIX: Additional Information & Non-GAAP Reconciliation

Thoughts on the Forward Outlook 4Q’18 Outlook Preliminary 2019 Thoughts ● Expecting consolidated revenue and Adjusted EBITDA to ● Remain focused on dedicating multiple frac fleets with long- decline sequentially due to continued weakness in our standing customers Completion Services segment and fourth quarter seasonality ● Recently awarded two dedicated Mid-Continent frac fleets ● Weakening customer demand driven by West Texas with mid-cap customer requesting late Nov. start date; takeaway capacity constraints and customer budget expecting five Mid-Con fleets deployed by end of 1H’19 exhaustion will result in declining utilization and pricing in ● Expecting large majority of our frac fleets to be working with our Completion Service segment, especially in Fracturing dedicated customers in 1Q’19 ● Continued declines in Fracturing utilization could result in ● Expecting several efficient customers with multiple C&J additional idled fleets frac fleets by 2Q’19 ● Expecting Well Construction & Intervention Services ● Focused on maintaining high utilization and strong market segment improvement due to stable drilling rig count, share position in Wireline and Pumping businesses growing market share and deployment of all large diameter coiled tubing units ● Pumping units expected to be fully deployed; additional wireline trucks available for refurbishment based on market ● Expecting Well Support Services segment improvement conditions from the deployment of additional assets, the start of newly won contracts in California and West Texas and continued ● Focused on keeping all large diameter coiled tubing units pricing increases deployed with high utilization; strong customer interest for dedicated units in 2019 ● Expecting market share growth and deployment of additional units in our Cementing business, especially in the Delaware Basin of West Texas ● Expecting continued market share growth in California and West Texas in our Well Support Services segment as we deploy more workover rigs and fluids trucks with major integrated customers 23

Returns Example: Fleet Reactivation vs. Newbuild Fleet Reactivation Provides Superior Returns and Other Benefits Illustrative Return of a Reactivated Fleet(1) Illustrative Return of a Newbuild Fleet(1) IRR % Annual EBITDA IRR % Annual EBITDA Fleet / HHP(2) Fleet / HHP(2) $10MM $250 $10MM $250 206% $18MM $450 $18MM $450 $25MM $625 $25MM $625 142% 107% 107% 77% 75% 65% 57% 56% 46% 38% 30% 33% 18% 10% 11% 7% 4% $20MM $25MM $30MM $40MM $45MM $50MM $500 / HHP $625 / HHP $750 / HHP $1,000 / HHP $1,125 / HHP $1,250 / HHP Capital Investment ($ / Fleet) Capital Investment ($ / Fleet) Benefits of Our Reactivation Strategy Research & Technology Advantage Shorter Build Time Better Asset Fit More Flexibility Cost Savings 1. IRR calculation based on illustrative fleet useful life of 6 years for reactivated and 10 years for newbuilds; assumes maintenance capex of ~$5MM per year after year 1 and year 2 for reactivated and newbuilds, respectively. 2. Annual EBITDA per HHP assumes 40,000 HHP fleet. 24

Historical Financial Summary Select Historical Financial Information $MM; unless otherwise stated Full Year Full Year 2016 1Q'17 2Q'17 3Q'17 4Q'17 2017 1Q'18 2Q'18 3Q'18 Revenue Completion Services $524 $192 $263 $309 $343 $1,107 $374 $413 $373 Well Construction & Intervention Services 84 26 31 36 56 150 88 99 96 Well Support Services 364 96 96 98 92 382 91 99 99 Total Revenue $971 $314 $390 $443 $492 $1,639 $553 $611 $568 Total Gross Profit (1) $24 $52 $80 $103 $116 $351 $134 $147 $122 % Margin 2% 17% 21% 23% 24% 21% 24% 24% 21% Net Income / (Loss) ($944) ($32) ($13) $10 $57 $22 $21 $28 $10 Adjusted EBITDA (2) Completion Services ($43) $22 $45 $62 $73 $201 $81 $83 $66 Well Construction & Intervention Services (4) 1 3 7 10 21 16 20 17 Well Support Services 19 4 2 1 3 9 5 11 11 Corporate / Eliminations (67) (22) (25) (26) (28) (100) (28) (26) (21) Total Adjusted EBITDA (2) ($95) $5 $25 $44 $57 $131 $74 $88 $73 % Margin (10%) 2% 6% 10% 12% 8% 13% 14% 13% 1. Gross profit defined as revenue less direct costs. 2. Please see slide 26 for a reconciliation from net income (loss), the nearest measure calculated in accordance with U.S. GAAP. 25

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation*

$MM

	Full Year 2016	1Q'17	2Q'17	3Q'17	4Q'17	Full Year 2017	1Q'18	2Q'18	3Q'18
Net income / (loss)	**($944)**	**($32)**	**($13)**	**$10**	**$57**	**$22**	**$21**	**$28**	**$10**
Interest expense, net	157	1	0	0	0	2	0	2	1
Income tax expense / (benefit)	(129)	(3)	(2)	(3)	(31)	(40)	(0)	(1)	(2)
Depreciation and amortization	217	32	33	36	40	141	46	54	61
Other (income) / expense, net	(10)	(2)	1	(1)	1	(0)	(1)	1	(0)
(Gain) / loss on disposal of assets	3	(6)	(3)	(1)	(21)	(31)	(0)	0	1
Impairment expense	436	-	-	-	-	-	-	-	-
Restructuring costs	31	-	8	2	2	11	1	2	0
Reorganization costs	55	-	-	-	-	-	-	-	-
Inventory write-down	35	-	-	-	-	-	-	-	-
Acquisition-related and other transaction costs	11	-	-	1	3	4	1	0	-
Severance and business divestiture costs	34	-	1	-	5	7	6	0	1
Share-based compensation expense acceleration	8	15	-	-	-	15	-	-	-
Adjusted EBITDA	**($95)**	**$5**	**$25**	**$44**	**$57**	**$131**	**$74**	**$88**	**$73**

Note:

*The table above provides a reconciliation of consolidated Adjusted EBITDA, a non-GAAP financial measure, from net income (loss), which is the nearest comparable U.S. GAAP financial measure for the years ended December 31, 2017 and 2016 and for their interim periods. We generally define consolidated Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on the disposal of assets and other items that our management considers to be extraordinary, such as impairment expenses, acquisition-related costs, costs and charges associated with severance, facility closures, write-offs of bad debts and similar charges. Additionally, for the years ended December 31, 2017 and 2016 and for their interim periods, we have added back in calculating consolidated Adjusted EBITDA several categories of expenses and charges incurred in connection with our Chapter 11 proceedings which are detailed in the table above.

C&J ENERGY SERVICES
26

Non-GAAP Reconciliation (continued) C&J ENERGY SERVICES INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME (In thousands, except per share data) (Unaudited) Three Months Ended September 30, 2018 June 30, 2018 September 30, 2017 Net income $ 10,433 $ 28,496 $ 10,484 Adjustments, net of tax: Acquisition-related and other transaction costs — 243 879 Severance and business divestiture costs 129 1,150 — Charges related to financial restructuring — 2,750 — Non-cash deferred financing charge — 1,508 — Adjusted net income $ 10,562 $ 34,147 $ 11,363 Per common share: Net income diluted $ 0.16 $ 0.42 $ 0.17 Adjusted net income diluted $ 0.16 $ 0.51 $ 0.18 Diluted weighted average common shares outstanding 67,021 67,268 62,704 27